Exhibit 99.2
Vertiv Holdings Co
Performance Metric Update

Beginning in the first quarter of 2021, adjusted operating profit (loss) and adjusted earnings (loss) per share will be the primary operating metrics used by Vertiv. This exhibit is intended to align the Company’s historical externally presented financial information with the internal performance metrics the Company will use in 2021 and beyond. The information presented in this exhibit reflects the Company’s financial information for 2020, 2019 and 2018 in this new format.

Reconciliation of GAAP and non-GAAP Financial Measures

To supplement this press release, we have included certain non-GAAP financial measures that reflect the historical financial results presented in the format of the performance metrics we are beginning to report in 2021. Management believes these non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. Further, management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company's performance. Disclosing these non-GAAP financial measures allows investors and management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.

Vertiv’s non-GAAP financial measures include:

•Adjusted operating profit (loss), which represents operating profit (loss), adjusted to exclude amortization of intangibles;
•Adjusted operating profit (loss) margins, which represents adjusted operating profit (loss) divided by net sales;
•Adjusted diluted EPS, which represents diluted earnings per share adjusted to exclude amortization of intangibles.

Vertiv Holdings Co
2021 Guidance
Reconciliation of GAAP Operating Profit to Non-GAAP Adjusted Financial Performance

Full Year 2021 (4)
	Net Sales	Adjusted Operating Profit (1)	Interest expense, net	Income tax expense	Net earnings (loss)	Diluted EPS (2)(3)
GAAP	$4,775.0	$449.0	$93.0	$107.0	$249.0	$0.69
Amortization of intangibles	—	126.0	—	—	126.0	0.35
Non-GAAP Adjusted	$4,775.0	$575.0	$93.0	$107.0	$375.0	$1.04

First Quarter 2021 (4)
	Net Sales	Adjusted Operating Profit (1)	Interest expense, net	Income tax expense	Net earnings (loss)	Diluted EPS (2)(3)
GAAP	$1,040.0	$43.0	$24.0	$12.0	$7.0	$0.02
Amortization of intangibles	—	32.0	—	—	32.0	0.09
Non-GAAP Adjusted	$1,040.0	$75.0	$24.0	$12.0	$39.0	$0.11

(1)Items previously included in Other deductions, net will now be included in Operating Profit.
(2)First quarter and full year 2021 GAAP Diluted EPS and adjusted EPS based on an estimated 362 million shares (~351 million basic shares outstanding and ~11 million potential dilutive shares).
(3)Adjusted EPS will not use a pro-forma share count in 2021 and subsequent years.
(4)Represents mid-point of guidance range.

Vertiv Holdings Co
Performance Metric Update
2020 Data

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)(Unaudited)
(Dollars in millions except for per share data)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Net sales
Net sales - products	$647.2	$750.2	$891.1	$1,020.1	$3,308.8
Net sales - services	250.1	255.5	270.9	285.4	1,061.8
Net sales	897.3	1,005.7	1,162.0	1,305.5	4,370.6
Costs and expenses
Cost of sales - products	463.2	515.3	596.7	715.1	2,290.5
Cost of sales - services	147.1	144.0	152.3	163.2	606.4
Cost of sales	610.3	659.3	749.0	878.3	2,896.9
Operating expenses
Selling, general and administrative expenses	264.8	226.3	251.7	265.5	1,008.4
Amortization of intangibles	32.4	32.2	32.5	31.6	128.7
Restructuring costs	(1.1)	2.4	71.7	0.9	73.9
Foreign currency (gain) loss, net	1.8	2.8	11.7	9.7	26.0
Asset Impairments	—	12.3	9.4	—	21.7
Other operating expense (income)	1.3	(0.2)	0.9	(0.6)	1.5
Operating profit (loss)	(12.2)	70.6	35.1	120.1	213.5
Interest expense, net	68.9	30.1	26.4	25.0	150.4
Loss on extinguishment of debt	174.0	—	—	—	174.0
Income (loss) before income taxes	(255.1)	40.5	8.7	95.1	(110.9)
Income tax expense	13.8	14.3	24.5	20.2	72.7
Net income (loss)	$(268.9)	$26.2	$(15.8)	$74.9	$(183.6)

Earnings (loss) per share:
Basic	$(1.12)	$0.08	$(0.05)	$0.23	$(0.60)
Diluted	$(1.12)	$0.08	$(0.05)	$0.22	$(0.60)
Weighted-average shares outstanding
Basic	240,656,864	328,411,705	328,411,705	330,335,268	307,076,397
Diluted	240,656,864	331,136,080	328,411,705	345,136,798	307,076,397

Segment information

Operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Americas	$91.5	$130.0	$133.1	$142.4	$497.0
Asia Pacific	20.9	56.1	53.6	66.5	197.1
Europe, Middle East & Africa	20.8	27.5	0.9	56.3	105.5
Total reportable segments	133.2	213.6	187.6	265.2	799.6
Foreign currency gain (loss)	(1.8)	(2.8)	(11.7)	(9.7)	(26.0)
Corporate and other (1)	(111.2)	(108.0)	(108.3)	(103.8)	(431.4)
Total corporate, other and eliminations	(113.0)	(110.8)	(120.0)	(113.5)	(457.4)
Amortization of intangibles	(32.4)	(32.2)	(32.5)	(31.6)	(128.7)
Operating profit (loss)	$(12.2)	$70.6	$35.1	120.1	$213.5

Reconciliation from operating profit (loss) to adjusted operating profit (loss)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Operating profit (loss)	$(12.2)	$70.6	$35.1	$120.1	$213.5
Amortization of intangibles	32.4	32.2	32.5	31.6	128.7
Adjusted operating profit (loss)	20.2	102.8	67.6	151.7	342.2

Other summarized historical information

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Net sales (2)
Americas	$466.7	$484.7	$532.0	$557.2	$2,040.6
APAC	223.9	322.8	379.6	442.0	1,368.4
EMEA	206.7	198.2	$250.4	306.3	961.6
Total reportable segments	$897.3	$1,005.7	$1,162.0	$1,305.5	$4,370.6

Adjusted operating profit (loss)
Americas	$91.5	$130.0	$133.1	$142.4	$497.0
APAC	20.9	56.1	53.6	66.5	197.1
EMEA	20.8	27.5	0.9	56.3	105.5
Corporate (1)	(113.0)	(110.8)	(120.0)	(113.5)	(457.4)
Total	$20.2	$102.8	$67.6	$151.7	$342.2

Adjusted operating profit (loss) margins (3)
Americas	19.6%	26.8%	25.0%	25.6%	24.4%
APAC	9.3%	17.4%	14.1%	15.0%	14.4%
EMEA	10.1%	13.9%	0.4%	18.4%	11.0%
Total	2.3%	10.2%	5.8%	11.6%	7.8%

(1)Corporate costs consist of headquarters management costs, other incentive compensation, global digital costs, and costs that support global product platform development and offering management.
(2)Segment net sales are presented excluding intercompany sales.
(3)Adjusted operating profit (loss) margins calculated as adjusted operating profit (loss) divided by net sales

Reconciliation of historically reported adjusted EBITDA by region to adjusted operating profit (loss) by region (1)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
(A) Adjusted EBITDA
Americas	$101.1	$137.2	161.8	150.4	$550.5
APAC	28.5	58.7	67.2	70.6	225.0
EMEA	27.6	33.0	46.5	61.1	168.1
Corporate	(86.8)	(84.1)	(96.8)	(95.2)	(362.7)
Total	$70.4	$144.8	178.7	186.9	$580.9

(B) Depreciation and Amortization (2)
Americas	$29.8	$29.8	$29.6	$29.2	$118.4
APAC	8.5	8.6	8.5	9.9	35.5
EMEA	5.9	6.0	6.1	6.9	24.8
Corporate	6.3	5.6	6.0	6.4	24.4
Total	$50.5	$50.0	$50.2	$52.4	$203.1

(C) Historical EBITDA Adjustments
Americas	$8.7	$0.8	$23.3	$2.5	$35.3
APAC	6.0	(0.8)	14.0	2.1	21.2
EMEA	5.4	2.9	43.1	1.4	52.8
Corporate (3)	12.0	21.3	13.0	8.4	55.0
Total	$32.1	$24.2	$93.4	$14.4	$164.3

(D) Amortization of Intangibles
Americas	$23.4	$23.3	$23.4	$22.2	$92.3
APAC	5.9	5.8	5.9	6.1	23.6
EMEA	3.1	3.1	3.2	3.3	12.8
Corporate	—	—	—	—	—
Total	$32.4	$32.2	$32.5	$31.6	$128.7

(E) Foreign Currency
Americas	$5.5	0.1	0.8	$1.5	7.9
APAC	1.0	(0.6)	3.0	1.8	5.2
EMEA	1.4	0.3	0.4	0.2	2.2
Corporate	(7.9)	0.2	(4.2)	(3.5)	(15.3)
Total	$—	—	—	$—	—

(A) - (B) - (C) + (D) + (E) = Adjusted Operating Profit (Loss)
Americas	$91.5	$130.0	$133.1	$142.4	$497.0
APAC	20.9	56.1	53.6	66.5	197.1
EMEA	20.8	27.5	0.9	56.3	105.5
Corporate	(113.0)	(110.8)	(120.0)	(113.5)	(457.4)
Total	$20.2	$102.8	$67.6	$151.7	$342.2

(1)In order to align our historical presentation of our new operating metric of adjusted operating profit (loss), certain reclassifications have been made between the reportable business segments and Corporate that do not impact any of the totals above. Going forward, prior period presentation of segment operating profit (loss) will be recast to reflect these reclassifications.
(2)Includes amortization of both software and intangible assets.
(3)For the quarter ended March 31, 2020 and the year ended December 31, 2020 adjusting items excludes the $174.0 million loss on debt extinguishment as that is presented below Adjusted Operating Profit (loss) in our revised financial statement presentation.

Reconciliation of Diluted EPS to Non-GAAP Adjusted EPS

First Quarter
	Operating profit (loss)	Interest expense, net	Loss on extinguishment of debt	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$(12.2)	$68.9	$174.0	$13.8	$(268.9)	$(1.12)
Amortization of intangibles	32.4	—	—	—	32.4	0.13
Pro-forma share count	—	—	—	—	—	0.34
Non-GAAP Adjusted	$20.2	$68.9	$174.0	$13.8	$(236.5)	$(0.65)

(1)GAAP Diluted EPS based on 240.7 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Second Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$70.6	$30.1	$14.3	$26.2	$0.08
Amortization of intangibles	32.2	—	—	32.2	0.10
Pro-forma share count	—	—	—	—	(0.02)
Non-GAAP Adjusted	$102.8	$30.1	$14.3	$58.4	$0.16

(1)GAAP Diluted EPS based on 331.1 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Third Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$35.1	$26.4	$24.5	$(15.8)	$(0.05)
Amortization of intangibles	32.5	—	—	32.5	0.10
Pro-forma share count (1)	—	—	—	—	—
Non-GAAP Adjusted	$67.6	$26.4	$24.5	$16.7	$0.05

(1)GAAP Diluted EPS based on 328.4 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Fourth Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$120.1	$25.0	$20.2	$74.9	$0.23
Amortization of intangibles	31.6	—	—	31.6	0.10
Pro-forma share count (1)	—	—	—	—	(0.04)
Non-GAAP Adjusted	$151.7	$25.0	$20.2	$106.5	$0.29

(1)GAAP Diluted EPS based on 330.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes 330.3 million shares outstanding, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units).

Full Year 2020
	Operating profit (loss)	Interest expense, net	Loss on extinguishment of debt	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$213.5	$150.4	$174.0	$72.7	$(183.6)	$(0.60)
Amortization of intangibles	128.7	—	—	—	128.7	0.42
Pro-forma share count	—	—	—	—	—	0.03
Non-GAAP Adjusted	$342.2	$150.4	$174.0	$72.7	$(54.9)	$(0.15)

(1)GAAP Diluted EPS based on 307.1 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). While warrants and stock options were anti-dilutive for the twelve-month period, we believe that this presentation facilitates a more comprehensive view due to the impact of the reverse merger.

Vertiv Holdings Co
Performance Metric Update
2019 Data

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)(Unaudited)
(Dollars in millions except for per share data)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2019
Net sales
Net sales - products	$813.3	$865.3	$799.4	$878.1	$3,356.1
Net sales - services	241.5	268.8	271.3	293.4	1,075.1
Net sales	1,054.8	1,134.1	1,070.7	1,171.5	4,431.2
Costs and expenses
Cost of sales - products	566.2	613.6	561.4	607.9	2,349.2
Cost of sales - services	141.4	153.3	158.0	176.4	629.0
Cost of sales	707.6	766.9	719.4	784.3	2,978.2
Operating expenses
Selling, general and administrative expenses	286.4	263.3	259.3	291.8	1,100.8
Amortization of intangibles	32.8	32.4	31.4	32.5	129.2
Restructuring costs	0.8	4.6	4.0	11.3	20.7
Foreign currency (gain) loss, net	3.5	(5.3)	(4.8)	5.2	(1.5)
Other operating expense (income)	1.7	(3.6)	1.0	(1.5)	(2.3)
Operating profit (loss)	22.0	75.8	60.4	47.9	206.1
Interest expense, net	77.8	78.7	77.7	76.2	310.4
Income (loss) before income taxes	(55.8)	(2.9)	(17.3)	(28.3)	(104.3)
Income tax expense	18.5	16.0	(3.6)	5.6	36.5
Net income (loss)	$(74.3)	$(18.9)	$(13.7)	$(33.9)	$(140.8)

Earnings (loss) per share:
Basic and diluted	$(0.63)	$(0.16)	$(0.12)	$(0.29)	$(1.19)
Weighted-average shares outstanding
Basic and diluted	118,261,955	118,261,955	118,261,955	118,261,955	118,261,955

Segment Information

Operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2019
Americas	$111.6	$125.8	$107.1	$105.8	$450.3
Asia Pacific	29.6	51.1	53.2	41.7	175.6
Europe, Middle East & Africa	26.4	18.6	22.5	9.3	76.6
Total reportable segments	167.6	195.5	182.8	156.8	702.5
Foreign currency gain (loss)	(3.5)	5.3	4.8	(5.2)	1.5
Corporate and other (1)	(109.3)	(92.6)	(95.8)	(71.2)	(368.7)
Total corporate, other and eliminations	(112.8)	(87.3)	(91.0)	(76.4)	(367.2)
Amortization of intangibles	(32.8)	(32.4)	(31.4)	(32.5)	(129.2)
Operating profit (loss)	$22.0	$75.8	$60.4	$47.9	$206.1

Reconciliation from operating profit (loss) to adjusted operating profit (loss)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2019
Operating profit (loss)	$22.0	$75.8	$60.4	$47.9	$206.1
Amortization of intangibles	32.8	32.4	31.4	32.5	129.2
Adjusted operating profit (loss)	$54.8	$108.2	$91.8	$80.4	$335.3

Other summarized historical information

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2019
Net sales (2)
Americas	$554.4	$575.1	$545.7	$553.7	$2,229.1
APAC	259.0	323.3	323.7	371.9	1,278.0
EMEA	241.4	235.7	201.3	245.9	924.1
Total reportable segments	$1,054.8	$1,134.1	$1,070.7	$1,171.5	$4,431.2

Adjusted operating profit (loss)
Americas	$111.6	$125.8	$107.1	$105.8	$450.3
APAC	29.6	51.1	53.2	41.7	175.6
EMEA	26.4	18.6	22.5	9.3	76.6
Corporate (1)	(112.8)	(87.3)	(91.0)	(76.4)	(367.2)
Total reportable segments	$54.8	$108.2	$91.8	$80.4	$335.3

Adjusted operating profit (loss) margins (3)
Americas	20.1%	21.9%	19.6%	19.1%	20.2%
APAC	11.4%	15.8%	16.4%	11.2%	13.7%
EMEA	10.9%	7.9%	11.2%	3.8%	8.3%
Total	5.2%	9.5%	8.6%	6.9%	7.6%

(1)Corporate costs consist of headquarters management costs, other incentive compensation, global digital costs, and costs that support global product platform development and offering management.
(2)Segment net sales are presented excluding intercompany sales.
(3)Adjusted operating profit (loss) margins calculated as adjusted operating profit (loss) divided by net sales

Reconciliation of historically reported adjusted EBITDA by region to adjusted operating profit (loss) by region (1)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2019
(A) Adjusted EBITDA
Americas	$125.5	$137.2	120.8	$143.3	$526.8
APAC	35.3	54.1	57.1	59.6	206.1
EMEA	32.4	28.4	30.4	33.6	124.7
Corporate	(83.2)	(73.1)	(72.2)	(87.8)	(316.1)
Total	$110.0	$146.6	136.1	$148.7	$541.5

(B) Depreciation and Amortization (2)
Americas	$30.9	$30.7	$29.8	$30.8	$122.2
APAC	8.9	8.7	8.5	8.6	34.8
EMEA	5.9	5.9	5.8	6.3	24.0
Corporate	3.9	5.7	7.1	5.4	21.9
Total	$49.6	$51.0	$51.2	$51.1	$202.9

(C) Historical EBITDA Adjustments
Americas	$6.7	$4.2	$7.8	$27.8	$46.5
APAC	5.4	(1.3)	(2.4)	17.1	18.8
EMEA	5.8	5.8	4.6	19.7	35.9
Corporate	20.5	11.1	14.5	(14.9)	31.3
Total	$38.4	$19.8	$24.5	$49.7	$132.5

(D) Amortization of Intangibles
Americas	$23.5	$23.1	$22.4	$23.4	$92.5
APAC	6.0	6.0	5.9	5.9	23.8
EMEA	3.3	3.3	3.1	3.2	12.9
Corporate	—	—	—	—	—
Total	$32.8	$32.4	$31.4	$32.5	$129.2

(E) Foreign Currency
Americas	$0.2	0.4	1.5	(2.3)	(0.3)
APAC	2.6	(1.6)	(3.7)	1.9	(0.7)
EMEA	2.4	(1.4)	(0.6)	(1.5)	(1.1)
Corporate	(5.2)	2.6	2.8	1.9	2.1
Total	$—	—	—	—	—

(A) - (B) - (C) + (D) + (E) = Adjusted Operating Profit (Loss)
Americas	$111.6	$125.8	$107.1	$105.8	$450.3
APAC	29.6	51.1	53.2	41.7	175.6
EMEA	26.4	18.6	22.5	9.3	76.6
Corporate	(112.8)	(87.3)	(91.0)	(76.4)	(367.2)
Total	$54.8	$108.2	$91.8	$80.4	$335.3

(1)In order to align our historical presentation of our new operating metric of adjusted operating profit (loss), certain reclassifications have been made between the reportable business segments and Corporate that do not impact any of the totals above. Going forward, prior period presentation of segment operating profit (loss) will be recast to reflect these reclassifications.
(2)Includes amortization of both software and intangible assets.

Reconciliation of Diluted EPS to Non-GAAP Adjusted EPS

First Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$22.0	$77.8	$18.5	$(74.3)	$(0.63)
Amortization of intangibles	32.8	—	—	32.8	0.28
Pro-forma share count	—	—	—	—	0.24
Non-GAAP Adjusted	$54.8	$77.8	$18.5	$(41.5)	$(0.11)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Second Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$75.8	$78.7	$16.0	$(18.9)	$(0.16)
Amortization of intangibles	32.4	—	—	32.4	0.27
Pro-forma share count	—	—	—	—	(0.07)
Non-GAAP Adjusted	$108.2	$78.7	$16.0	$13.5	$0.04

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Third Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$60.4	$77.7	$(3.6)	$(13.7)	$(0.12)
Amortization of intangibles	31.4	—	—	31.4	0.27
Pro-forma share count	—	—	—	—	(0.10)
Non-GAAP Adjusted	$91.8	$77.7	$(3.6)	$17.7	$0.05

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Fourth Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$47.9	$76.2	$5.6	$(33.9)	$(0.29)
Amortization of intangibles	32.5	—	—	32.5	0.27
Pro-forma share count	—	—	—	—	0.02
Non-GAAP Adjusted	$80.4	$76.2	$5.6	$(1.4)	$—

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes 330.3 million shares outstanding, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Full Year 2019
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$206.1	$310.4	$36.5	$(140.8)	$(1.19)
Amortization of intangibles	129.2	—	—	129.2	1.09
Pro-forma share count	—	—	—	—	0.07
Non-GAAP Adjusted	$335.3	$310.4	$36.5	$(11.6)	$(0.03)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe that this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Vertiv Holdings Co
Performance Metric Update
2018 Data

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)(Unaudited)
(Dollars in millions except for per share data)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2018
Net sales
Net sales - products	$711.7	$808.8	$796.8	$913.0	$3,230.3
Net sales - services	239.0	277.2	280.5	258.6	1,055.3
Net sales	950.7	1,086.0	1,077.3	1,171.6	4,285.6
Costs and expenses
Cost of sales - products	490.9	558.2	560.1	665.3	2,274.5
Cost of sales - services	136.4	158.6	159.2	136.5	590.7
Cost of sales	627.3	716.8	719.3	801.8	2,865.2
Operating expenses
Selling, general and administrative expenses	305.9	320.7	293.8	303.4	1,223.8
Amortization of intangibles	36.7	38.1	36.1	35.3	146.2
Restructuring costs	14.8	5.9	9.3	16.2	46.2
Foreign currency (gain) loss, net	2.0	(4.3)	0.6	(3.7)	(5.4)
Other operating expense (income)	2.9	0.8	23.2	(35.2)	(8.2)
Operating profit (loss)	(38.9)	8.0	(5.0)	53.8	17.8
Interest expense, net	68.3	71.3	73.9	75.3	288.8
Income (loss) before income taxes	(107.2)	(63.3)	(78.9)	(21.5)	(271.0)
Income tax expense (benefit)	(45.2)	158.6	(81.1)	17.7	49.9
Earnings (loss) from Continuing Operations	(62.0)	(221.9)	2.2	(39.2)	(320.9)
Earnings (loss) from Discontinued Operations - net of income taxes	—	7.4	—	(0.5)	6.9
Net income (loss)	$(62.0)	$(214.5)	$2.2	$(39.7)	$(314.0)

Earnings (loss) per share:
Basic and diluted	$(0.52)	$(1.81)	$0.02	$(0.34)	$(2.65)
Weighted-average shares outstanding
Basic	118,261,955	118,261,955	118,261,955	118,261,955	118,261,955

Segment information

Operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2018
Americas	$85.0	$115.9	$96.6	$103.8	$401.3
Asia Pacific	26.3	41.0	44.1	49.7	161.1
Europe, Middle East & Africa	1.8	17.4	11.1	23.5	53.8
Total reportable segments	113.1	174.3	151.8	177.0	616.2
Foreign currency (gain) loss	(2.0)	4.3	(0.6)	3.7	5.4
Corporate and other (1)	(113.3)	(132.5)	(120.1)	(91.6)	(457.6)
Total corporate, other and eliminations	(115.3)	(128.2)	(120.7)	(87.9)	(452.2)
Amortization of intangibles	(36.7)	(38.1)	(36.1)	(35.3)	(146.2)
Operating profit (loss)	$(38.9)	$8.0	$(5.0)	$53.8	$17.8

Reconciliation from operating profit (loss) to adjusted operating profit (loss)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2018
Operating profit (loss)	$(38.9)	$8.0	$(5.0)	$53.8	$17.8
Amortization of intangibles	36.7	38.1	36.1	35.3	146.2
Adjusted operating profit (loss)	$(2.2)	$46.1	$31.1	$89.1	$164.0

Other summarized historical information

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2018
Net sales (2)
Americas	$498.4	$538.2	$553.2	$555.8	$2,145.7
APAC	255.5	325.0	319.1	344.6	1,244.2
EMEA	196.8	222.8	205.0	271.2	895.7
Total reportable segments	$950.7	$1,086.0	$1,077.3	$1,171.6	$4,285.6

Adjusted operating profit (loss)
Americas	$85.0	$115.9	$96.6	$103.8	$401.3
APAC	26.3	41.0	44.1	49.7	161.1
EMEA	1.8	17.4	11.1	23.5	53.8
Corporate (1)	(115.3)	(128.2)	(120.7)	(87.9)	(452.2)
Total	$(2.2)	$46.1	$31.1	$89.1	$164.0

Adjusted operating profit (loss) margins(3)
Americas	17.1%	21.5%	17.5%	18.7%	18.7%
APAC	10.3%	12.6%	13.8%	14.4%	12.9%
EMEA	0.9%	7.8%	5.4%	8.7%	6.0%
Total	(0.2)%	4.2%	2.9%	7.6%	3.8%

(1)Corporate costs consist of headquarters management costs, other incentive compensation, global digital costs, and costs that support global product platform development and offering management.
(2)Segment net sales are presented excluding intercompany sales.
(3)Adjusted operating profit (loss) margins calculated as adjusted operating profit (loss) divided by net sales

Reconciliation of historically reported adjusted EBITDA by region to adjusted operating profit (loss) by region (1)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2018
(A) Adjusted EBITDA
Americas	$106.8	$138.8	126.2	123.6	$495.4
APAC	33.4	48.4	50.3	59.1	191.2
EMEA	14.7	22.6	23.1	48.9	109.3
Corporate	(70.9)	(76.1)	(72.0)	(74.5)	(293.5)
Total	$84.0	$133.7	127.6	157.1	$502.4

(B) Depreciation and Amortization (2)
Americas	$32.2	$34.3	$32.1	$32.1	$130.7
APAC	10.0	9.9	9.4	8.5	37.8
EMEA	9.9	9.6	9.0	7.3	35.8
Corporate	2.6	2.9	3.0	4.2	12.7
Total	$54.7	$56.7	$53.5	$52.1	$217.0

(C) Historical EBITDA Adjustments
Americas	$14.0	$13.1	$23.9	$12.7	$63.7
APAC	6.0	1.9	2.0	6.9	16.8
EMEA	10.1	2.3	7.1	24.2	43.7
Corporate	38.1	51.7	46.1	7.4	143.4
Total	$68.2	$69.0	$79.1	$51.2	$267.6

(D) Amortization of Intangibles
Americas	$23.8	$25.5	$24.1	$24.2	$97.6
APAC	6.5	6.3	6.0	6.0	24.8
EMEA	6.4	6.3	6.0	5.1	23.8
Corporate	—	—	—	—	—
Total	$36.7	$38.1	$36.1	$35.3	$146.2

(E) Foreign Currency
Americas	$0.6	(1.0)	2.3	$0.8	2.7
APAC	2.4	(1.9)	(0.8)	—	(0.3)
EMEA	0.7	0.4	(1.9)	1.0	0.2
Corporate	(3.7)	2.5	0.4	(1.8)	(2.6)
Total	$—	—	—	$—	—

(A) - (B) - (C) + (D) + (E) = Adjusted Operating Profit (Loss)
Americas	$85.0	$115.9	$96.6	$103.8	$401.3
APAC	26.3	41.0	44.1	49.7	161.1
EMEA	1.8	17.4	11.1	23.5	53.8
Corporate	(115.3)	(128.2)	(120.7)	(87.9)	(452.2)
Total	$(2.2)	$46.1	$31.1	$89.1	$164.0

(1)In order to align our historical presentation of our new operating metric of adjusted operating profit (loss), certain reclassifications have been made between the reportable business segments and Corporate that do not impact any of the totals above. Going forward, prior period presentation of segment operating profit (loss) will be recast to reflect these reclassifications.
(2)Includes amortization of both software and intangible assets

Reconciliation of Diluted EPS to Non-GAAP Adjusted EPS

First Quarter
	Operating profit (loss)	Interest expense, net	Income tax benefit	Net income (loss)	Diluted EPS (1)
GAAP	(38.9)	$68.3	$(45.2)	$(62.0)	$(0.52)
Amortization of intangibles	36.7	—	—	36.7	0.31
Pro-forma share count	—	—	—	—	0.14
Non-GAAP Adjusted	$(2.2)	$68.3	$(45.2)	$(25.3)	$(0.07)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Second Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Earnings from Discontinued Operations - net of income taxes	Net income (loss)	Diluted EPS (1)
GAAP	$8.0	$71.3	$158.6	$7.4	$(214.5)	$(1.81)
Amortization of intangibles	38.1	—	—	—	38.1	0.32
Pro-forma share count	—	—	—	—	—	1.00
Non-GAAP Adjusted	$46.1	$71.3	$158.6	$7.4	$(176.4)	$(0.49)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Third Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Net income (loss)	Diluted EPS (1)
GAAP	$(5.0)	$73.9	$(81.1)	$2.2	$0.02
Amortization of intangibles	36.1	—	—	36.1	0.31
Pro-forma share count	—	—	—	—	(0.22)
Non-GAAP Adjusted	$31.1	$73.9	$(81.1)	$38.3	$0.11

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Fourth Quarter
	Operating profit (loss)	Interest expense, net	Income tax expense	Earnings from Discontinued Operations - net of income taxes	Net income (loss)	Diluted EPS (1)
GAAP	$53.8	$75.3	$17.7	$(0.5)	$(39.7)	$(0.34)
Amortization of intangibles	35.3	—	—	—	35.3	0.30
Pro-forma share count	—	—	—	—	—	0.03
Non-GAAP Adjusted	$89.1	$75.3	$17.7	$(0.5)	$(4.4)	$(0.01)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe this presentation facilitates comparison to the current period due to the impact of the reverse merger.

Full Year 2018
	Operating profit (loss)	Interest expense, net	Income tax expense	Earnings from Discontinued Operations - net of income taxes	Net income (loss)	Diluted EPS (1)
GAAP	$17.8	$288.8	$49.9	$6.9	$(314.0)	$(2.65)
Amortization of intangibles	146.2	—	—	—	146.2	1.24
Pro-forma share count	—	—	—	—	—	0.95
Non-GAAP Adjusted	$164.0	$288.8	$49.9	$6.9	$(167.8)	$(0.46)

(1)GAAP Diluted EPS based on 118.3 million shares. Non-GAAP Adjusted EPS based on pro forma share count of 362.0 million diluted shares (includes shares outstanding of 330.3 million, 25.0 million potential dilutive warrants and 6.7 million potential dilutive stock options and restricted stock units). We believe this presentation facilitates comparison to the current period due to the impact of the reverse merger.